                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                        Date of Report: October 31, 2000

                            THE SEAGRAM COMPANY LTD.
                            ------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            Canada                    1-2275               None
            ------                    ------               ----
(STATE OR OTHER JURISDICTION       (COMMISSION         (IRS EMPLOYER
      OF INCORPORATION)            FILE NUMBER)      IDENTIFICATION NO.)

               1430 Peel Street, Montreal, Quebec, Canada H3A 1S9
               --------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

              Registrant's telephone number, including area code:

                                 (514) 987-5200

Item 5. Other Events.

On October 31, 2000, The Seagram Company Ltd. and Joseph E. Seagram & Sons, Inc. announced that they are commencing cash tender offers and consent solicitations for certain of their outstanding debt securities. A copy of the press release is attached hereto as Exhibit 99 and is incorporated herein by reference.


Item 7. Financial statements and Exhibits.

        (c)    Exhibits

               (99)    Press release dated October 31, 2000

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        THE SEAGRAM COMPANY LTD.
                                             (Registrant)

Date: October 31, 2000                  By: /s/ Daniel R. Paladino
                                        --------------------------------
                                           Daniel R. Paladino
                                           Executive Vice President --
                                             Legal & Environmental Affairs

                                 EXHIBIT INDEX


Exhibit
Number              Description of Exhibit
-------             ----------------------
(99)              Press release dated October 31, 2000